PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund

(the Fund)

Supplement dated August 23, 2016 to the Fund’s Currently Effective Summary Prospectus and Statutory Prospectus

This supplement amends and supersedes any contrary information contained within the Fund’s Summary Prospectus and Statutory Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Effective as of the close of business on August 22, 2016, the Prudential International Real Estate Fund liquidated. Accordingly, all references to the Prudential International Real Estate Fund as an Underlying Prudential Fund in which the Fund may invest are hereby deleted.

LR891